SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2004

ROXIO, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32373 (Commission File No.)	77-0551214 (I.R.S. Employer Identification Number

455 El Camino Real

Santa Clara, California 95050

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 367-3100

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(b) Pro forma financial information.

The pro forma financial information required by paragraph (b) of Item 7 of Form 8-K with respect to the acquisition of Pressplay by Roxio, Inc. is filed as part of this Current Report on Form 8-K as Exhibit 99.1.

(c) Exhibits.

99.1	Unaudited pro forma condensed combined statement of operations.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 25, 2004

Roxio, Inc. (Registrant)

By:	/s/ William E. Growney, Jr.
Name:	William E. Growney, Jr.
Title:	Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Unaudited pro forma condensed combined statement of operations.